UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

SafeSpace Global Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-36564	85-1173741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 S. Weisgarber Road, Knoxville TN	37919
(Address of principal executive offices)	(Zip Code)

(865) 719-8160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SSGC	OTC Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On May 15, 2026, Rodefer Moss & Company, PLCC (“Rodefer Moss”) informed SafeSpace Global Corporation (the “Company”) that it is resigning as the Company’s independent registered public accounting firm.

The Auditor’s reports on the Company’s consolidated financial statements for the fiscal years ended July 31, 2024 and 2025, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal years ended July 31, 2024, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2026, management concluded that the Company had not maintained effective internal control over financial reporting as of July 31, 2024 and January 31, 2026.

During the fiscal years ended July31, 2024 and 2025, and the subsequent interim period from August 1, 2025 through May 15, 2026, there were:

●	No disagreements with Rodefer Moss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rodefer Moss’s satisfaction, would have caused Rodefer Moss to make reference to the matter in their reports; and

●	No reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, other than, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the years ended July 31, 2024, and in Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2026 a material weakness in internal control over financial reporting In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Rodefer Moss with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that they furnish a letter addressed to the SEC stating whether they agree with the statements made herein. A copy of that letter is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On May 15, 2026, the Board , engaged CBIZ CPAs P.C. (the “New Auditor”) as its new independent registered public accounting firm for the fiscal year ending July 31, 2026 and related interim periods.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, neither the Company nor anyone on its behalf consulted with the New Auditor regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by the New Auditor that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Rodefer Moss & Company, PLCC addressed to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026

SafeSpace Global Corporation

By:	/s/ Scott M. Boruff
Name:	Scott M. Boruff
Title:	Chief Executive Officer and Chairman of the Board